EXHIBIT 1.2

EMERA US FINANCE LP

as Issuer

EMERA INCORPORATED

EMERA US HOLDINGS INC.

as Guarantors

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of June 16, 2016

to

Indenture

Dated as of June 16, 2016

Creating series of Securities designated as

2.15% Senior Notes due 2019

2.70% Senior Notes due 2021

3.55% Senior Notes due 2026

4.75% Senior Notes due 2046

i

SECTION 607.	Multiple Originals	17
SECTION 608.	Agent for Service	17
SECTION 609.	Supplemental Indentures Without Consent of Holders	17

Schedule A – Form of 2.15% Senior Note due 2019
Schedule B – Form of 2.70% Senior Note due 2021
Schedule C – Form of 3.55% Senior Note due 2026
Schedule D – Form of 4.75% Senior Note due 2046

ii

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) dated as of June 16, 2016, by and among EMERA US FINANCE LP, a limited partnership organized and existing under the laws of the State of Delaware (the “Issuer”), EMERA INCORPORATED, a company duly organized and existing under the laws of the Province of Nova Scotia (the “Company”), EMERA US HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware (“EUSHI” and, together with the Company in their capacity as guarantors of the Securities, the “Guarantors” and each a “Guarantor”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee (the “Trustee”).

RECITALS

WHEREAS, each of the Issuer and the Guarantors has heretofore executed and delivered to the Trustee an Indenture, dated as of June 16, 2016 (the “Original Indenture”), providing for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the “Securities”) in one or more series;

WHEREAS, the Original Indenture is incorporated herein by reference and the Original Indenture, as supplemented by this, First Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, Sections 2.01, 3.01 and 9.01(x) of the Original Indenture provide that the Issuer and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series issued pursuant to the Original Indenture;

WHEREAS, the Issuer desires to issue four series of Securities under the Indenture to be designated as (i) 2.15% Senior Notes due 2019 (the “2019 Notes”), (ii) 2.70% Senior Notes due 2021 (the “2021 Notes”), (iii) 3.55% Senior Notes due 2026 (the “2026 Notes”) and (iv) 4.75% Senior Notes due 2046 (the “2046 Notes”, and, together with the 2019 Notes, the 2021 Notes, the 2026 Notes, the “Notes”);

WHEREAS, in accordance with Sections 2.04 and Article Nine of the Original Indenture, each Guarantor shall fully and unconditionally guarantee the Notes (the “Guarantee”);

WHEREAS, the Issuer has requested that the Trustee execute and deliver this First Supplemental Indenture. The Issuer has delivered to the Trustee an Issuer’s Certificate and an Opinion of Counsel pursuant to Sections 1.02 and 9.03 of the Original Indenture to the effect, among other things, that all conditions precedent provided for in the Original Indenture to the Trustee’s execution and delivery of this First Supplemental Indenture have been complied with. All acts and things necessary have been done and performed to make this First Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects;

WHEREAS, all things necessary on the part of the Issuer to make this First Supplemental Indenture, when executed by the Issuer, the legal, valid and binding obligation of the Issuer in accordance with the terms hereof, have been done;

WHEREAS, all things necessary on the part of the Issuer to make the Notes, when executed by the Issuer, and authenticated and delivered hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer in accordance with the terms of the Notes and this First Supplemental Indenture, have been done; and

WHEREAS, the Issuer, the Guarantors and the initial purchasers named therein have entered into that certain Registration Rights Agreement, dated as of June 16, 2016 (the “Registration Rights Agreement”), providing for (i) the issuance from time to time of Securities issued in exchange for, and in an aggregate principal amount equal to, the Notes (the “Exchange Notes”) containing terms substantially identical to, and evidencing the same indebtedness as, the Notes exchanged therefor (except that such Exchange Notes will be registered under the Securities Act and will not bear any legend to the contrary) and (ii) the payment of any additional amounts of interest that shall become payable in respect of the Notes pursuant to the Registration Rights Agreement as a result of a registration default as described in the Registration Rights Agreement (“Additional Interest”).

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE:

INTERPRETATIONS AND AMENDMENTS

SECTION 101. First Supplemental Indenture. As used herein “First Supplemental Indenture”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to this First Supplemental Indenture and not to any particular Article, Section or other portion hereof and include any and every instrument supplemental or ancillary hereto or in implementation hereof, and further include the terms of the Notes set forth in the forms of Notes annexed as Schedules hereto.

SECTION 102. Definitions in First Supplemental Indenture. All terms contained in this First Supplemental Indenture which are defined in the Original Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in the Original Indenture, unless the context otherwise specifies or requires.

SECTION 103. Interpretation not Affected by Headings. The division of this First Supplemental Indenture into Articles and Sections, the provision of the table of contents hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this First Supplemental Indenture.

ARTICLE TWO:

2.15% SENIOR NOTES DUE 2019

SECTION 201. Form and Terms of 2019 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this First Supplemental Indenture, a series of Securities which shall be designated the “2.15% Senior Notes due 2019” and shall consist of an aggregate principal amount of US$500,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2019 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2019 Notes so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2019 Notes theretofore issued; provided further that, if the additional 2019 Notes are not fungible with the then outstanding 2019 Notes for U.S. federal income tax purposes, the additional Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2019 Notes will mature, and the principal of the 2019 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2019 (the “2019 Stated Maturity”), or such earlier date as the principal of any of the 2019 Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

(c) The 2019 Notes shall bear interest on the principal amount thereof from June 16, 2016 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2019 Notes, whichever is later, at the rate of 2.15% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2016, until the principal of and premium, if any, on the 2019 Notes is paid or provided for payment. Interest on the 2019 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2019 Notes (or one or more predecessor 2019 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2019 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2019 Note annexed hereto as Schedule A to this First Supplemental Indenture.

(d) Wherever in this First Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2019 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2019 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2019 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2019 Notes shall be payable, and the 2019 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2019 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2019 Notes initially will be represented by one or more Restricted Global 2019 Notes (as defined below) and Regulation S Global 2019 Notes (as defined below) (collectively, the “Global 2019 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2019 Notes offered and sold in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2019 Notes”). The Restricted Global 2019 Notes (and any notes issued in exchange for the Restricted Global 2019 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2019 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture:

(i) The 2019 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2019 Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2019 Notes will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2019 Notes” and, together with the Regulation S Temporary Global 2019 Notes, the “Regulation S Global 2019 Notes”). The Regulation S Global 2019 Notes (and any notes issued in exchange for the Regulation S Global 2019 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global Notes, will be subject to certain restrictions or transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture:

(k) At any time and from time to time after the execution and delivery of this First Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2019 Notes and Regulation S Global 2019 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2019 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule A to this First Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2019 Note to be conclusively evidenced by its authentication of such 2019 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2019 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2019 Notes shall be subject to redemption as provided in Section 204 (Optional Redemption of 2019 Notes), Section 205 (Optional Tax Redemption of 2019 Notes) and Section 206 (Special Mandatory Redemption of 2019 Notes) of this First Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2019 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2019 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2019 Notes.

(p) For all purposes of the Indenture, the 2019 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2019 Notes shall have the other terms and provisions set forth in the form of 2019 Note attached hereto as Schedule A to this First Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 202. Issuance of 2019 Notes. The 2019 Notes in the aggregate principal amount of US$500,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2019 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2019 Notes so certified and delivered or the proceeds thereof.

SECTION 203. Transfer Restrictions.

(a) The 2019 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 204. Optional Redemption of 2019 Notes. (a) The 2019 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to 2019 Stated Maturity, the 2019 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2019 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2019 Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(c) Certain Additional Definitions Relating to Optional Redemption of 2019 Notes.

(i) For the purposes of this Section 204, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2019 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to such 2019 Notes.

(ii) For the purposes of this Section 204 and Sections 304, 404 and 504, the following expressions shall have the following meanings:

“Comparable Treasury Price” means, with respect to any Redemption Date and as determined by the Independent Investment Banker, (i) the average of the Reference Treasury Dealer Quotations obtained by the Independent Investment Banker for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means J.P. Morgan Securities LLC or Scotia Capital (USA) Inc. (and their respective successors) or, if each of such firms is unwilling or unable to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Issuer.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers) and any other Primary Treasury Dealer designated by, and not affiliated with, J.P. Morgan Securities LLC and Scotia Capital (USA) Inc. or their respective successors; provided, however, that if any of the foregoing or their designees ceases to be a Primary Treasury Dealer, the Issuer will appoint another Primary Treasury Dealer as a substitute and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York time on the third Business Day preceding such Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed by the Independent Investment Banker as of the third business day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

SECTION 205. Optional Tax Redemption of the 2019 Notes. The 2019 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

SECTION 206. Special Mandatory Redemption of the 2019 Notes. (a) Except as otherwise provided in this Section 206, the terms of Section 11.09 of the Original Indenture shall apply to the 2019 Notes.

(b) If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the 2019 Notes, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of the 2019 Notes plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

(c) For purposes of this Section 206 and Sections 306, 406 and 506 hereto, the following terms shall have the following meanings:

“Acquisition Agreement” means the agreement and plan of merger, dated September 4, 2016 among the Company, Emera US Holdings Inc. and TECO Energy, Inc.

“Special Mandatory Redemption Triggering Date” means the later of (i) December 31, 2016 and (ii) the date that is no later than June 30, 2017 if the closing of the Acquisition has been extended by the Company or TECO Energy, Inc. in accordance with the terms of the Acquisition Agreement.

“Special Mandatory Redemption Date” means the 20th Business Day following the earlier of the Special Mandatory Redemption Triggering Date and the date on which the Acquisition Agreement is terminated.

(d) The Issuer will cause the notice of Special Mandatory Redemption to be sent (or delivered in accordance with the Applicable Procedures) to Holders of the 2019 Notes, with a copy to the Trustee, within five Business Days after the occurrence of the Special Mandatory Redemption Triggering Date to each Holder at its registered address.

ARTICLE THREE:

2.70% SENIOR NOTES DUE 2021

SECTION 301. Form and Terms of 2021 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this First Supplemental Indenture, a series of Securities which shall be designated the “2.70% Senior Notes due 2021” and shall consist of an aggregate principal amount of US$750,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2021 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2021 Notes so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2021 Notes theretofore issued; provided further that, if the additional 2021 Notes are not fungible with the then outstanding 2021 Notes for U.S. federal income tax purposes, the additional 2021 Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2021 Notes will mature, and the principal of the 2021 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2021 (the “2021 Stated Maturity”), or such earlier date as the principal of any of the Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

(c) The 2021 Notes shall bear interest on the principal amount thereof from June 16, 2016 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2021 Notes, whichever is later, at the rate of 2.70% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2016, until the principal of and premium, if any, on the 2021 Notes is paid or provided for payment. Interest on the 2021 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2021 Notes (or one or more predecessor 2021 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2021 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2021 Note annexed hereto as Schedule B to this First Supplemental Indenture.

(d) Wherever in this First Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2021 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2021 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2021 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2021 Notes shall be payable, and the 2021 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2021 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2021 Notes initially will be represented by one or more Restricted Global 2021 Notes (as defined below) and Regulation S Global 2021 Notes (as defined below) (collectively, the “Global 2021 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2021 Notes offered and sold in reliance on Rule 144A under the Securities Act shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2021 Notes”). The Restricted Global 2021 Notes (and any notes issued in exchange for the Restricted Global 2021 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2021 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture:

(i) The 2021 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2021 Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2021 Note will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2021 Notes” and, together with the Regulation S Temporary Global 2021 Notes, the “Regulation S Global 2021 Notes”). The Regulation S Global 2021 Notes (and any notes issued in exchange for the Regulation S Global 2021 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global Notes, will be subject to certain restrictions or transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture:

(k) At any time and from time to time after the execution and delivery of this First Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2021 Notes and Regulation S Global 2021 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2021 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule B to this First Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2021 Note to be conclusively evidenced by its authentication of such 2021 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2021 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2021 Notes shall be subject to redemption as provided in Section 304 (Optional Redemption of 2021 Notes), Section 305 (Optional Tax Redemption of 2021 Notes) and Section 306 (Special Mandatory Redemption of 2021 Notes) of this First Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2021 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2021 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2021 Notes.

(p) For all purposes of the Indenture, the 2021 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2021 Notes shall have the other terms and provisions set forth in the form of 2021 Note attached hereto as Schedule B to this First Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 302. Issuance of 2021 Notes. The 2021 Notes in the aggregate principal amount of US$750,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2021 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2021 Notes so certified and delivered or the proceeds thereof.

SECTION 303. Transfer Restrictions.

(a) The 2021 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 304. Optional Redemption of 2021 Notes. (a) The 2021 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to the 2021 Par Call Date, the 2021 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2021 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2021 Notes to be redeemed that would be due if such 2021 Notes matured on the 2021 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 25 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date; and

(c) on or after the 2021 Par Call Date, the 2021 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to (i) 100% of the principal amount of the 2021 Notes to be redeemed, plus (ii) accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(d) Certain Additional Definitions Relating to Optional Redemption of 2021 Notes. For the purposes of this Section 304, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2021 Notes to be redeemed, calculated as if the maturity date of such 2021 Notes were the 2021 Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Life of such 2021 Notes.

“2021 Par Call Date” means May 15, 2021 (one month prior to 2021 Stated Maturity).

SECTION 305. Optional Tax Redemption of the 2021 Notes. The 2021 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

SECTION 306. Special Mandatory Redemption of the 2021 Notes. (a) Except as otherwise provided in this Section 306, the terms of Section 11.09 of the Original Indenture shall apply to the 2021 Notes.

(b) If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the 2021 Notes, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of the 2021 Notes plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

(c) The Issuer will cause the notice of Special Mandatory Redemption to be sent (or delivered in accordance with the Applicable Procedures) to Holders of the 2021 Notes, with a copy to the Trustee, within five Business Days after the occurrence of the Special Mandatory Redemption Triggering Date to each Holder at its registered address.

ARTICLE FOUR:

3.55% SENIOR NOTES DUE 2026

SECTION 401. Form and Terms of 2026 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this First Supplemental Indenture, a series of Securities which shall be designated the “3.55% Senior Notes due 2026” and shall consist of an aggregate principal amount of US$750,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2026 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2026 Notes so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2026 Notes theretofore issued; provided further that, if the additional 2026 Notes are not fungible with the then outstanding 2026 Notes for U.S. federal income tax purposes, the additional 2026 Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2026 Notes will mature, and the principal of the 2026 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2026 (the “2026 Stated Maturity”), or such earlier date as the principal of any of the 2026 Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

(c) The 2026 Notes shall bear interest on the principal amount thereof from June 16, 2016 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2026 Notes, whichever is later, at the rate of 3.55% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2016, until the principal of and premium, if any, on the 2026 Notes is paid or provided for payment. Interest on the 2026 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2026 Notes (or one or more predecessor 2026 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2026 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2026 Note annexed hereto as Schedule C to this First Supplemental Indenture.

(d) Wherever in this First Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2026 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2026 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2026 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2026 Notes shall be payable, and the 2026 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2026 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2026 Notes initially will be represented by one or more Restricted Global 2026 Notes (as defined below) and Regulation S Global 2026 Notes (as defined below) (collectively, the “Global 2026 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2026 Notes offered and sold in reliance on Rule 144A under the Securities Act shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2026 Notes”). The Restricted Global 2026 Notes (and any notes issued in exchange for the Restricted Global 2026 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2026 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture:

(i) The 2026 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2026

Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2026 Note will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2026 Notes” and, together with the Regulation S Temporary Global 2026 Notes, the “Regulation S Global 2026 Notes”). The Regulation S Global 2026 Notes (and any notes issued in exchange for the Regulation S Global 2026 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global Notes, will be subject to certain restrictions or transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture:

(k) At any time and from time to time after the execution and delivery of this First Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2026 Notes and Regulation S Global 2026 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2026 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule C to this First Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2026 Note to be conclusively evidenced by its authentication of such 2026 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2026 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2026 Notes shall be subject to redemption as provided in Section 404 (Optional Redemption of 2026 Notes), Section 405 (Optional Tax Redemption of 2026 Notes) and Section 406 (Special Mandatory Redemption of 2026 Notes) of this First Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2026 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2026 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2026 Notes.

(p) For all purposes of the Indenture, the 2026 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2026 Notes shall have the other terms and provisions set forth in the form of 2026 Note attached hereto as Schedule C to this First Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 402. Issuance of 2026 Notes. The 2026 Notes in the aggregate principal amount of US$750,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2026 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2026 Notes so certified and delivered or the proceeds thereof.

SECTION 403. Transfer Restrictions.

(a) The 2026 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 404. Optional Redemption of 2026 Notes. (a) The 2026 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to the 2026 Par Call Date, the 2026 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2026 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2026 Notes to be redeemed that would be due if such 2026 Notes matured on the 2026 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 30 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date; and

(c) on or after the 2026 Par Call Date, the 2026 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to (i) 100% of the principal amount of the 2026 Notes to be redeemed, plus (ii) accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(d) Certain Additional Definitions Relating to Optional Redemption of 2026 Notes. For the purposes of this Section 404, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed, calculated as if the maturity date of such 2026 Notes were the 2026 Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Life of such 2026 Notes.

“2026 Par Call Date” means March 15, 2026 (three months prior to 2026 Stated Maturity).

SECTION 405. Optional Tax Redemption of the 2026 Notes. The 2026 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

SECTION 406. Special Mandatory Redemption of the 2026 Notes. (a) Except as otherwise provided in this Section 406, the terms of Section 11.09 of the Original Indenture shall apply to the 2026 Notes.

(b) If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the 2026 Notes, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of the 2026 Notes plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

(c) The Issuer will cause the notice of Special Mandatory Redemption to be sent (or delivered in accordance with the Applicable Procedures) to Holders of the 2026 Notes, with a copy to the Trustee, within five Business Days after the occurrence of the Special Mandatory Redemption Triggering Date to each Holder at its registered address.

ARTICLE FIVE:

4.75% SENIOR NOTES DUE 2046

SECTION 501. Form and Terms of 2046 Notes.

(a) There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this First Supplemental Indenture, a series of Securities which shall be designated the “4.75% Senior Notes due 2046” and shall consist of an aggregate principal amount of US$1,250,000,000; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2046 Notes which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2046 Notes so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2046 Notes theretofore issued; provided further that, if the additional 2046 Notes are not fungible with the then outstanding 2046 Notes for U.S. federal income tax purposes, the additional 2046 Notes shall have a separate CUSIP and/or ISIN number.

(b) The 2046 Notes will mature, and the principal of the 2046 Notes and accrued and unpaid interest thereon shall be due and payable, on June 15, 2046 (the “2046 Stated Maturity”), or such earlier date as the principal of any of the 2046 Notes may become due and payable in accordance with the provisions of the Original Indenture and this First Supplemental Indenture.

(c) The 2046 Notes shall bear interest on the principal amount thereof from June 16, 2016 or from and including the most recent interest payment date to which interest shall have been paid or provided for payment on the 2046 Notes, whichever is later, at the rate of 4.75% per annum, payable semi-annually in arrears on June 15 and December 15 (each, an “Interest Payment Date”) of each year, commencing December 15, 2016, until the principal of and premium, if any, on the 2046 Notes is paid or provided for payment. Interest on the 2046 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest payable, and punctually paid or provided for, on any Interest Payment Date shall, as provided in the Original Indenture, be paid to the Persons in whose names the 2046 Notes (or one or more predecessor 2046 Notes) are registered at the close of business on June 1 or December 1 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2046 Notes not so punctually paid or provided for on any Interest Payment Date shall be payable, as applicable, as provided in the form of 2046 Note annexed hereto as Schedule D to this First Supplemental Indenture.

(d) Wherever in this First Supplemental Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2046 Notes, such mention will be deemed to include mention of the payment of Additional Amounts and Additional Interest, in each case to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect of the 2046 Notes.

(e) All payments of principal of, premium, if any, and interest on the 2046 Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “US$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

(f) The principal of, premium, if any, and interest on the 2046 Notes shall be payable, and the 2046 Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the

Trustee in The City of New York, New York, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent and Security Registrar for the Notes in The City of New York, New York.

(g) The 2046 Notes shall be issued only as registered Global Securities, without coupons, in denominations of US$2,000 and any integral multiples of US$1,000 in excess thereof. The 2046 Notes initially will be represented by one or more Restricted Global 2046 Notes (as defined below) and Regulation S Global 2046 Notes (as defined below) (collectively, the “Global 2046 Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

(h) The 2046 Notes offered and sold in reliance on Rule 144A under the Securities Act shall be initially represented by one or more Global Notes (collectively, the “Restricted Global 2046 Notes”). The Restricted Global 2046 Notes (and any notes issued in exchange for the Restricted Global 2046 Notes, other than Exchange Notes), including beneficial interests in the Restricted Global 2046 Notes, will be subject to certain restrictions on transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(i)(A) of the Original Indenture:

(i) The 2046 Notes offered and sold in reliance on Regulation S under the Securities Act shall be initially represented by one or more temporary Global Notes (collectively, the “Regulation S Temporary Global 2046 Notes”) and will be deposited with the Trustee as custodian for the Depositary and registered in the name of the Depositary or its nominee. Following the Resale Restriction Termination Date, beneficial interests in the Regulation S Temporary Global 2046 Note will be exchanged for beneficial interests in permanent Global Notes (the “Regulation S Permanent Global 2046 Notes” and, together with the Regulation S Temporary Global 2046 Notes, the “Regulation S Global 2046 Notes”). The Regulation S Global 2046 Notes (and any notes issued in exchange for the Regulation S Global 2046 Notes, other than Exchange Notes), including beneficial interests in the Regulation S Global 2046 Notes, will be subject to certain restrictions or transfer set forth therein and in this Indenture and will bear the legend regarding such restrictions set forth in Section 3.14(f)(iii) of the Original Indenture.

(j) All Global Notes shall also bear the legends set forth in Section 3.14(f)(ii) of the Original Indenture:

(k) At any time and from time to time after the execution and delivery of this First Supplemental Indenture, the Issuer may deliver Exchange Notes to be issued in exchange for any series of Restricted Global 2046 Notes and Regulation S Global 2046 Notes, executed by the Issuer for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Notes, and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Exchange Notes.

(l) The 2046 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedule D to this First Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning any 2046 Note to be conclusively evidenced by its authentication of such 2046 Note.

(m) The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the 2046 Notes, be kept at the office or agency in The City of New York, New York that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee in The City of New York, New York), and at such other place or places as the Issuer, with the approval of the Trustee may hereafter designate.

(n) The 2046 Notes shall be subject to redemption as provided in Section 304 (Optional Redemption of 2046 Notes), Section 305 (Optional Tax Redemption of 2046 Notes) and Section 306 (Special Mandatory Redemption of 2046 Notes) of this First Supplemental Indenture and Article Eleven of the Original Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay 2046 Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the Holders thereof. The 2046 Notes will not be convertible into or exchangeable for securities of any Person.

(o) Sections 14.02 and 14.03 of the Original Indenture shall be applicable to the 2046 Notes.

(p) For all purposes of the Indenture, the 2046 Notes shall act as a single series (including, but not limited to, for voting, waiver and providing direction and requests), and shall not be subject to class voting provisions, including, but not limited to, in respect of Sections 5.01, 5.02, 5.03, 5.07, 5.12, 5.13, 6.02, 9.02 and 10.10 of the Original Indenture.

(q) The 2046 Notes shall have the other terms and provisions set forth in the form of 2046 Note attached hereto as Schedule D to this First Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

SECTION 502. Issuance of 2046 Notes. The 2046 Notes in the aggregate principal amount of US$1,250,000,000 shall be executed by the requisite authorized officers of the Issuer and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.03 of the Original Indenture and, upon the requirements of such provisions being complied with, the 2046 Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Issuer Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall not have any duty or responsibility with respect to the use or application of any of the 2046 Notes so certified and delivered or the proceeds thereof.

SECTION 503. Transfer Restrictions.

(a) The 2046 Notes shall be subject to the transfer restrictions contained in Section 3.14 of the Original Indenture.

SECTION 504. Optional Redemption of 2046 Notes. (a) The 2046 Notes shall be redeemable, in whole or in part, at any time at the option of the Issuer, subject to the following conditions:

(b) prior to the 2046 Par Call Date, the 2046 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the 2046 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the 2046 Notes to be redeemed that would be due if such 2046 Notes matured on the 2046 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 35 basis points;

plus, in each case, accrued interest thereon to, but not including, the Redemption Date; and

(c) on or after the 2046 Par Call Date, the 2046 Notes shall be redeemable (in the manner and in accordance with and subject to the terms and provisions set forth in Article Eleven of the Original Indenture), at a Redemption Price equal to (i) 100% of the principal amount of the 2046 Notes to be redeemed, plus (ii) accrued interest thereon to, but not including, the Redemption Date.

The Issuer shall provide written notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

(d) Certain Additional Definitions Relating to Optional Redemption of 2046 Notes. For the purposes of this Section 504, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed, calculated as if the maturity date of such 2046 Notes were the 2046 Par Call Date (the “Remaining Life”), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the Remaining Life of such 2046 Notes.

“2046 Par Call Date” means December 15, 2045 (six months prior to 2046 Stated Maturity).

SECTION 505. Optional Tax Redemption of the 2046 Notes. The 2046 Notes are subject to redemption, in whole but not in part, at the option of the Issuer at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable redemption date (the “Tax Redemption Date”), all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

SECTION 506. Special Mandatory Redemption of the 2046 Notes. (a) Except as otherwise provided in this Section 506, the terms of Section 11.09 of the Original Indenture shall apply to the 2046 Notes.

(b) If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the 2046 Notes, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of the 2046 Notes plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

(c) The Issuer will cause the notice of Special Mandatory Redemption to be sent (or delivered in accordance with the Applicable Procedures) to Holders of the 2046 Notes, with a copy to the Trustee, within five Business Days after the occurrence of the Special Mandatory Redemption Triggering Date to each Holder at its registered address.

ARTICLE SIX:

GENERAL

SECTION 601. Effectiveness. This First Supplemental Indenture shall become effective upon its execution and delivery.

SECTION 602. Ratification of Original Indenture. The Original Indenture as supplemented by this First Supplemental Indenture is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent herein and therein provided.

SECTION 603. Governing Law. This First Supplemental Indenture, the Original Indenture as supplemented hereby and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 604. Severability. In case any provision in this First Supplemental Indenture, the Original Indenture as supplemented hereby or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 605. Acceptance of Trust. The Trustee hereby accepts the trusts in this First Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein before set forth in trust for the various Persons who shall from time to time be Holders subject to all the terms and conditions herein set forth.

SECTION 606. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

SECTION 607. Multiple Originals. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this First Supplemental Indenture. Delivery of an executed counterpart of a signature page to this First Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery as a manually executed counterpart thereof and may be used in lieu of the original First Supplemental Indenture for all purposes.

SECTION 608. Agent for Service. By the execution and delivery of this First Supplemental Indenture, the Company (i) irrevocably designates and appoints, and acknowledges that it has irrevocably designated and appointed, the Issuer as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes or this First Supplemental Indenture that may be instituted in any United States federal or New York state court in The City of New York or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacities or in its capacity as Trustee) or, subject to Section 5.07 of the Original Indenture, any Holder of Notes in any United States federal or New York state court in The City of New York, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon the Issuer and written notice of said service to the Company at its principal office and in the manner specified in the Original Indenture, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Issuer in full force and effect so long as any of the Notes shall be Outstanding or any amounts shall be payable in respect of any Notes.

SECTION 609. Supplemental Indentures Without Consent of Holders. Section 9.01 of the Original Indenture is hereby supplemented and amended by deleting Sections 9.01(xi) and 9.01(xii) of the Original Indenture in their entirety and replacing them with the following:

“(xi) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10;

(xii) to conform the text of this Indenture or the Securities to the “Description of the Notes” set forth in the offering memorandum relating to the Notes to the extent such provision in the “Description of the Notes” was intended to be a verbatim, or substantially verbatim, recitation of provision of this Indenture or the Securities (which intent may be evidenced by an Officer’s Certificate to such effect); or

(xiii) to make any other change that does not adversely affect the rights of any Holder.”

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, all as of the day and year first above written.

EMERA US FINANCE LP, as Issuer

By:	EMERA US FINANCE GENERAL PARTNER INC., its general partner

	By:	/s/ Christopher G. Huskilson
		Name:	Christopher G. Huskilson
		Title:	President

	By:	/s/ Stephen D. Aftanas
		Name:	Stephen D. Aftanas
		Title:	Secretary:

EMERA INCORPORATED, as Guarantor

	By:	/s/ Christopher G. Huskilson
		Name:	Christopher G. Huskilson
		Title:	President and Chief Executive Officer

	By:	/s/ Greg Blunden
		Name:	Greg Blunden
		Title:	Chief Financial Officer

EMERA US HOLDINGS INC., as Guarantor

	By:	/s/ Christopher G. Huskilson
		Name:	Christopher G. Huskilson
		Title:	President

	By:	/s/ Stephen D. Aftanas
		Name:	Stephen D. Aftanas
		Title:	Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

	By	/s/ Paul Kim
		Name:	Paul Kim
		Title:	Asst. General Counsel

Schedule A

FORM OF 2.15% SERIES NOTE DUE 2019

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP
2.15% Notes due 2019

No.	$[●]
CUSIP No.: [29103DAA4]/[U26210AA9]
ISIN No.: [US29103DAA46]/[USU26210AA93]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[        ] ([    ] MILLION DOLLARS) on June 15, 2019, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2016, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 16, 2016 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.15% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 16, 2016

EMERA US FINANCE LP

By:	EMERA US FINANCE GENERAL PARTNER INC., its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 2.15% Notes due 2019 (the “Securities”), initially in aggregate principal amount of $500,000,000, which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of June 16, 2016, by and among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $500,000,000 aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the Securities of this series, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of this Security plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2019 Stated Maturity, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Indenture shall be applicable to the Securities of this series, upon compliance by the Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 16, 2016, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

EMERA US HOLDINGS INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.

Schedule B

FORM OF 2.70% SERIES NOTE DUE 2021

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP 2.70% Notes due 2021

No.	$[●]
CUSIP No.: [29103DAD8]/[U26210AB7]
ISIN No.: [US29103DAD84]/[USU26210AB76]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[        ] ([    ] MILLION DOLLARS) on June 15, 2021, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2016, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 16, 2016 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.70% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 16, 2016

EMERA US FINANCE LP

By:	EMERA US FINANCE GENERAL PARTNER INC., its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 2.70% Notes due 2021 (the “Securities”), initially in aggregate principal amount of $750,000,000, which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of June 16, 2016, by and among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $[500,000,000][250,000,000] aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the Securities of this series, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of this Security plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2021 Par Call Date, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due if such Securities matured on the 2021 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 25 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date. If the Securities of this series are redeemed on or after the 2021 Par Call Date, the Securities may be redeemed at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Indenture shall be applicable to the Securities of this series, upon compliance by the Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 16, 2016, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

EMERA US HOLDINGS INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.

Schedule C

FORM OF 3.55% SERIES NOTE DUE 2026

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP

3.55% Notes due 2026

No.	$[●]
CUSIP No.: [29103DAG1]/[U26210AC5]
ISIN No.: [US29103DAG16]/[USU26210AC59]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[        ] ([                    ] MILLION DOLLARS) on June 15, 2026, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2016, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 16, 2016 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 3.55% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 16, 2016

EMERA US FINANCE LP

By:	EMERA US FINANCE GENERAL PARTNER INC., its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 3.55% Notes due 2026 (the “Securities”), initially in aggregate principal amount of $750,000,000, which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of June 16, 2016, by and among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $[500,000,000][250,000,000] aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the Securities of this series, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of this Security plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2026 Par Call Date, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due if such Securities matured on the 2026 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date. If the Securities of this series are redeemed on or after the 2026 Par Call Date, the Securities may be redeemed at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Indenture shall be applicable to the Securities of this series, upon compliance by the Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 16, 2016, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

EMERA US HOLDINGS INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.

Schedule D

FORM OF 4.75% SERIES NOTE DUE 2046

FACE OF NOTE

[Applicable Restricted Securities Legend]

[Depository Legend, if applicable]

EMERA US FINANCE LP

4.75% Notes due 2046

No.	$[●]
CUSIP No.: [29103DAK2]/[U26210AD3]
ISIN No.: [US29103DAK28]/[USU26210AD33]

EMERA US FINANCE LP, a limited partnership, organized and existing under the laws of the State of Delaware (the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[        ] ([                    ] MILLION DOLLARS) on June 15, 2046, at the office or agency of the Issuer referred to below, and to pay interest thereon on December 15, 2016, and semi-annually thereafter on June 15 and December 15 in each year, from and including June 16, 2016 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 4.75% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay interest on any overdue principal or interest at the rate borne by this Security from and including the date on which such overdue principal, or interest becomes payable to but excluding the date payment of such principal or interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the extent lawful) interest on such Defaulted Interest at the rate borne by the Securities of this series, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by one of its duly authorized officers.

Dated: June 16, 2016

EMERA US FINANCE LP

By:	EMERA US FINANCE GENERAL PARTNER INC., its general partner

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

By:
Authorized Signatory

REVERSE SIDE OF NOTE

This Security is one of a duly authorized issue of securities of the Issuer designated as its 4.75% Notes due 2046 (the “Securities”), initially in aggregate principal amount of $1,250,000,000, which may be issued under the Indenture dated as of June 16, 2016 (the “Original Indenture”), by and among the Issuer, Emera Incorporated, (the “Company”), Emera US Holdings Inc., (“EUSHI” and together with the Company, the “Guarantors”), and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture dated as of June 16, 2016, by and among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture” and, the Original Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security initially representing $[500,000,000][250,000,000] aggregate principal amount of the Securities of this series.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained in the United States by the payee. Notwithstanding the foregoing, payments of principal, premium, if any, and interest on a global Security registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Principal paid in relation to any Security of this series at Stated Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

As provided for in the Indenture, the Issuer may from time to time without notice to, or the consent of, the Holders of the Securities, create and issue additional Securities of this series under the Indenture, equal in rank to the Outstanding Securities of this series in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new Securities of this series or except for the first payment of interest following the issue date of the new Securities of this series) so that the new Securities of this series shall be consolidated and form a single series with the Outstanding Securities of this series and have the same terms as to status, redemption or otherwise as the Outstanding Securities of this series; provided that, if the additional Securities of this series are not fungible with the Outstanding Securities of this series for U.S. federal income tax purposes, the additional Securities shall have a separate CUSIP and/or ISIN number.

The Issuer shall pay to the Holder of this Security (i) such Additional Amounts and other amounts as may be payable under Section 10.05 of the Original Indenture and (ii) such Additional Interest as may be payable pursuant to the Registration Rights Agreement. Whenever in this Security there is mentioned, in any context, the payment of principal (or premium, if any), interest or any other amount payable under or with respect to this Security, such mention shall be deemed to include mention of the payment of Additional Amounts and/or Additional Interest to the extent that, in such context, Additional Amounts and/or Additional Interest are, were or would be payable in respect thereof.

If (i) the closing of the Acquisition has not occurred by 5:00 p.m. New York City time on the Special Mandatory Redemption Triggering Date; or (ii) the Acquisition Agreement is terminated at any time prior to the Special Mandatory Redemption Triggering Date, then the Issuer shall be required to redeem the Securities of this series, in whole, on the Special Mandatory Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of this Security plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever later, to but not including, the Special Mandatory Redemption Date.

The Securities of this series are subject to redemption, in whole but not in part, at the option of the Issuer at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the applicable Redemption Date, all on the terms and subject to the conditions set forth in Section 11.08 of the Original Indenture.

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice, as a whole or in part, at any time at the election of the Issuer. Prior to the 2046 Par Call Date, the Securities of this series shall be redeemable at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due if such Securities matured on the 2046 Par Call Date (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 35 basis points, plus, in each case, accrued interest thereon to, but not including, the Redemption Date. If the Securities of this series are redeemed on or after the 2046 Par Call Date, the Securities may be redeemed at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

In the event of redemption of the Securities of this series in part only, the Trustee will select the Securities to be redeemed in accordance with Section 11.03 of the Original Indenture.

In the case of any redemption of Securities of this series, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates according to their terms and the provisions of Section 11.06 of the Indenture. Securities of this series (or portions thereof) for whose redemption payment is made or duly provided for in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities do not have the benefit of sinking fund obligations.

Sections 14.02 and 14.03 of the Indenture shall be applicable to the Securities of this series, upon compliance by the Indenture with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities with respect to which a Default shall have occurred and shall be continuing, on behalf of the Holders of all Outstanding Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities of this series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee, and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer, the Trustee, the Securities Administrator nor any agent shall be affected by notice to the contrary.

If at any time, (i) the Depositary for the Securities of this series notifies the Issuer that it is unwilling or unable or no longer qualified to continue as Depositary for the Securities of this series or if at any time the Depositary for the Securities of this series shall no longer be a clearing agency registered or in good standing under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, (ii) the Issuer determines that the Securities of this series shall no longer be represented by a global Security or Securities or (iii) any Event of Default shall have occurred and be continuing with respect to the Securities of this series, then in such event the Issuer will execute and Trustee will authenticate and deliver Securities of this series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities of this series in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities of this series to the Persons in whose names such Securities of this series are so registered.

In addition to the rights provided to Holders of Securities under the Indenture, Holders of the Securities of this series shall have the rights set forth in the Registration Rights Agreement, dated as of June 16, 2016, among the Issuer, the Guarantors and the initial purchasers named therein (the “Registration Rights Agreement”), including the right to receive additional interest as provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All references herein to “dollars” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time should be legal tender for the payment of public and private debts, and all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

OF

EMERA INCORPORATED

and

EMERA US HOLDINGS INC.

The obligations of each Guarantor to the Holders of the Securities of this series and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security of this series, upon which this notation of the Guarantee is endorsed, shall have been manually executed by the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

EMERA INCORPORATED

By:
Name:
Title:

By:
Name:
Title:

EMERA US HOLDINGS INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY**

The following increases or decreases in the principal amount of this Global Security have been made:

Date of Transaction	Amount of Decrease in Principal Amount of Global Security	Amount of Increase in Principal Amount of Global Security	Principal Amount of Global Security Following Such Decrease (or Increase)	Signature of Authorized Signatory or Trustee

**	This Schedule should be included only if the Security is a Global Security.